Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

19.                Commitments and Contingencies

(a)                  Commitments

The Company leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through March 2013. As of December 31, 2010, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental commitments	Server custody fee commitments	Capital commitments	Office machines and other commitments	Total
	RMB	RMB	RMB	RMB	RMB
2011	18,674	74,111	6,930	37,004	136,719
2012	5,480	6,664	—	5,733	17,877
2013	456	—	—	134	590
2014	—	—	—	20	20
Beyond 2014	—	—	—	19	19
	24,610	80,775	6,930	42,910	155,225

The Company has committed, as a sponsor of The Asian Games of 2010, to provide to Guangzhou Asian Games Organization Committee (“GZAGOC”) and The Olympic Council of Asia a cash payment of RMB1.5 million and certain value in kind (“VIK”) support and services totaling RMB70.0 million in connection with The Asian Games of 2010 in the Guangzhou, China. VIK support and services cover marketing promotion support, e-mail system development cost, broadband services, equipment rental and cost of supporting software, IT equipment, and manpower costs as well as office rental to provide such support and services.  By December 31, 2010, the Company had completed the majority of its contractual obligations for VIK support and services and had received confirmations from GZAGOC in the amount of RMB70.0 million for the VIK support and services that the Company had contributed.  Under the sponsorship contract, the Company is required to provide certain post-Asian Games support services which are expected to end on November 30, 2011.  As of December 31, 2010, the Company estimated that the value of its outstanding commitment towards the post-Asian Games supporting services was approximately RMB1.1 million and included such amount under office machines and other commitments as set out in the above commitments table.

For the years ended December 31, 2008, 2009 and 2010, the Company incurred rental expenses in the amounts of approximately RMB30.0 million, RMB37.7  million and RMB42.2 million, respectively. The rental expenses for the years ended December 31, 2008, 2009 and 2010 included an imputed rental charge of approximately RMB9.4 million for each of fiscal years 2008 and 2009 and RMB2.1 million for the first half of 2010 which relate to the Company’s use of the Guangzhou office building (see Note 6).

In August 2008, Blizzard agreed to license to SH EaseNet on an exclusive basis in China three personal computer strategy games and its Battle.net platform, as described in Note 8 above. The term of the license will be three years, with an additional one year extension upon agreement of the parties, commencing from the commercial release of StarCraft II in China.  In April 2009, Blizzard and the Company announced that Blizzard’s World of Warcraft would also be licensed to SH EaseNet in mainland China for a term of three years following the expiration of its previous license agreement on June 5, 2009 with another game operator. Under these license agreements, SH EaseNet is required to pay license fees, royalties and consultancy fees to Blizzard for the games, and it also has a minimum marketing expenditure commitment. In accordance with the above-mentioned two license contracts, the Company has incurred an overall commitment totaling approximately RMB2.2 billion. As of December 31, 2010, the Company’s outstanding commitments under the two license contracts totaled RMB1.3 billion which was computed on the basis that StarCraft II would be launched in 2011.  The commercial launch of StarCraft II in China occurred on April 6, 2011 after the Company obtained approval from the relevant government authorities.  As of December 31, 2010, the Company’s commitments with respect to the first year after date of commercial launch above can be summarized as follows (in millions):

RMB
Contract Year One	226.0
Contract Year Two	332.8
Contract Year Three	705.1
Total	1,263.9

In addition, SH EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the two license agreements with Blizzard in the aggregate amount of up to approximately RMB1.4 billion over the three-year term of each license.  This amount represents the maximum expenditure SH EaseNet would have to make for the prescribed hardware, but it may be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Company has guaranteed the foregoing amounts if and to the extent SH EaseNet has insufficient funds to make such payments. The Company will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by SH EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Company and the joint venture with Blizzard which provides technical services to SH EaseNet.

(b)                  Litigation

From time to time, the Company is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Company’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Company’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.